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                                                                EXHIBIT 24


                     TRUSTEE AND OFFICER POWER OF ATTORNEY
                                  (FORM 10-K)
                          CLEVETRUST REALTY INVESTORS

        KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint John C. Kikol, Michael R. Thoms and Raymond C. Novinc and each of them his true and lawful attorney, with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as a trustee or officer, or both, of CleveTrust Realty of CleveTrust Realty Investors, a Massachusetts business trust (the "Company"), to the Company's Annual Report on Form 10-K for the year ending September 30, 1995, pursuant to the Securities Exchange Act of 1934, and to any and all amendments and exhibits to that Form 10-K, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as they might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this Power of Attorney has been signed at Westlake, Ohio as of the date indicated.


/s/     Howard Amster                          November 28, 1995
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            Howard Amster, Trustee             Date

/s/     Robert H. Kanner                       November 28, 1995
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            Robert H. Kanner, Trustee          Date

/s/     John C. Kikol                          November 28, 1995
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            John C. Kikol, Trustee             Date

/s/     Leighton A. Rosenthal                  December 5, 1995
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            Leighton A. Rosenthal, Trustee     Date

/s/      Ludwig Seuffert                       November 28, 1995
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            Ludwig Seuffert, Trustee           Date

/s/      John D. Weil                          November 28, 1995
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            John D. Weil, Trustee              Date